SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 25, 2004
                Date of Report (Date of Earliest Event Reported)

                          Commission file number 1-4171

                                 KELLOGG COMPANY
             (Exact Name of Registrant as Specified in its Charter)

 State of Incorporation - Delaware IRS Employer Identification No. 38-0710690


                               ONE KELLOGG SQUARE
                        BATTLE CREEK, MICHIGAN 49016-3599
          (Address of principal executive offices) (including zip code)

                   Registrant's telephone number: 269-961-2000






Item 2.02. Results of Operations and Financial Condition

The information in this Current Report, including the attached Exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 25, 2004, Kellogg Company issued a press release announcing financial results for the period ended September 25, 2004, a copy of which is attached as
Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Kellogg Company
                                  (Registrant)



Dated: October 25, 2004          By
                                   -------------------------------------------
                                 Jeffrey M. Boromisa
                                 Senior Vice President and
                                 Chief Financial Officer

Table of Contents


                                       EXHIBIT INDEX

Exhibit No.

    99.1         Press release dated October 25, 2004 issued by Kellogg Company.